                          SAFECO TAX-EXEMPT BOND TRUST
                SUPPLEMENT TO THE PROSPECTUS DATED JULY 19, 1996
                       SUPPLEMENT DATED SEPTEMBER 30, 1996

The following information supplements the Trust's Prospectus:

1. "Effective September 30, 1996, all of the then-existing shares of the SAFECO Intermediate-Term Municipal Bond Fund, SAFECO Insured Municipal Bond Fund, SAFECO Municipal Bond Fund, SAFECO California Tax-Free Income Fund and SAFECO Washington State Municipal Bond Fund (each a "Fund") were redesignated as "No-Load Class" shares, and the SAFECO Municipal Bond Fund ("Municipal Bond Fund"), SAFECO California Tax-Free Income Fund ("California Fund") and SAFECO Washington State Municipal Bond Fund ("Washington Fund") commenced offering Advisor Class A and Advisor Class B shares. Advisor Class A and Advisor Class B shares are offered through a separate prospectus to investors who engage the services of an investment professional. Advisor Class A shares are sold subject to an initial sales charge and Advisor Class B shares are sold subject to a contingent deferred sales charge. Advisor Class A and Advisor Class B shares also incur different expenses than No-Load Class shares. Accordingly, net asset value is calculated separately for each class of shares of the Funds. In addition, the performance of the three classes will differ and accordingly will be calculated separately for each class. In the event of a special meeting of shareholders of the Trust, separate votes are taken by each class of shares, a Fund, or the Trust if a matter affects only that class of shares, a Fund, or the Trust, respectively. For more information about Advisor Class A shares and Advisor Class B shares of Municipal Bond Fund, California Fund and Washington Fund, please call 1-800-463-8791."

2.    The following information replaces the first sentence in Item 2 on page
      14:

            "Will invest at least 65% of its total assets in municipal bonds (in the case of the Washington Fund, issued by the State of Washington or political subdivisions, municipalities, agencies, instrumentalities, or public authorities within the State of Washington) having a maturity in excess of one year that at the time of acquisition are investment grade; i.e., rated in one of the four highest grades assigned by Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Rating Group ("S&P")or, if unrated, determined by SAM to be of comparable quality."

3.    The following information replaces the first sentence in Item 4 on page
      19:

            "Will invest at least 65% of its total assets in municipal bonds that are covered by insurance guaranteeing the timely payment of both principal and interest, and may invest up to 35% of its total assets in uninsured municipal bonds (Insured Fund only)."

4. The following information replaces the section under the subheading "Limitations" beginning on page 40:

            "Each Fund reserves the right to refuse exchange purchases or simultaneous order transactions by any person or group if, in SAM's judgment, the Fund would not be able to invest the money effectively in accordance with that Fund's investment objective and policies or would otherwise potentially be adversely affected. Although a Fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose the above restrictions at any time.

            The Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market-timing investment strategies can have on efficient portfolio management, the Funds have instituted certain policies to discourage excessive exchange and simultaneous order transactions. Exchanges and simultaneous order transactions which, in SAM's judgment appear to follow a market-timing strategy, are limited to 4 in any 12 month period per account holder (or account, in a case where one person or entity exercises investment discretion over more than one account). For purposes of these limitations a "simultaneous order transaction" is a transaction where a significant portion of an account's assets are redeemed from one SAFECO Mutual Fund and shortly thereafter reinvested into another SAFECO Mutual Fund. In order to protect the shareholders of the Funds, SAM reserves the right to exercise its discretion in determining whether a particular transaction qualifies as a simultaneous order transaction. In addition to the foregoing limitations on exchanges and simultaneous order transactions, as described above, the Funds reserve the right to refuse any offer to purchase shares."